SCHEDULE II
                  INFORMATION WITH RESPECT TO
        TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
          SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                              SHARES
                              PURCHASED        AVERAGE
              DATE            SOLD(-)          PRICE(2)

COMMON STOCK-SPS TECHNOLOGIES

 MARIO J. GABELLI

          12/16/94              660              *DI

 GABELLI FUNDS, INC.

   GABELLI FUNDS INC.-PRINCIPAL A/C

          12/16/94              100            24.5000

  THE GABELLI SMALL CAP GROWTH FUND

          12/16/94            1,500            24.5000

  THE GABELLI EQUITY TRUST,INC.

          12/16/94            7,500            24.5000

  THE GABELLI ASSET FUND

          12/16/94            7,200            24.5000

 GAMCO INVESTORS, INC.

          12/19/94            1,500            24.7500

          12/19/94            1,500-           24.7500

          12/16/94          125,161            24.5000

          12/16/94            2,300-           24.7500

          12/16/94            1,321-             *DO

          12/15/94              400-           24.7500

          12/14/94              900            24.0833

          12/13/94            1,400            23.9911


                                                  Page 19 of 20

          12/13/94              600            24.0000

          12/12/94            6,600            23.6080

          12/01/94            1,500            22.3750

          11/30/94              500            22.3250

          11/30/94            2,000            22.5000

          11/28/94            1,200-           23.7708

          11/11/94           30,000-             *DO

          11/08/94              700-           26.2500

          10/26/94              500            26.2500

          10/26/94              500-           26.2500

          10/25/94              500-           26.2500
























(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NY STOCK EXCHANGE.
(2) PRICE EXCLUDES COMMISSION.
(*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP
    OF GAMCO INVESTORS, INC.


                                                  Page 20 of 20